UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 6, 2006

                                   Culp, Inc.
             (Exact Name of Registrant as Specified in its Charter)


      North Carolina                       0-12781               56-1001967
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                             1823 Eastchester Drive
                        High Point, North Carolina 27265
              ----------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (336) 889-5161
     -----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
   --------------------------------------------------------------------------
              (Former name or address, if changed from last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                      INDEX
                                      -----


                                                                           Page

Item 1.01 - Entry into a Material Definitive Agreement                        3

Item 2.02 - Results of Operations and Financial Condition                     4

Item 9.01(d) - Exhibits                                                       4

Signature                                                                     5

Exhibits

Item 1.01 - Entry into a Material Definitive Agreement

On December 6, 2006, Culp, Inc. (the "Company") entered into a Second Amendment to Note Purchase Agreements (the "Amendment"), a copy of which is attached hereto as Exhibit 99(c). The Amendment amends the Note Purchase Agreements with the holders of the Company's currently outstanding unsecured senior notes (the "Notes"), which are payable over an average remaining term of three years beginning March 2007 through March 2010. The holders of the Notes are identified in Exhibit 99(c). The Amendment changes the financial covenants applicable to the Company in a way that provides additional flexibility to account for recent changes and potential additional changes that the Company has made or could make to its business and the accounting consequences of those changes, including asset write downs for closed facilities and a valuation allowance against the Company's deferred tax assets. The Amendment also reduces the Company's outstanding debt, without the payment of a prepayment penalty, and raises the interest rate payable on the remaining outstanding Notes. A summary of the terms of the Amendment, which is qualified by reference to the complete text of the Amendment, is as follows:

     o Upon execution of this amendment, the Company will prepay $3 million in principal amount and interest on the Notes, without prepayment penalty or "make whole" premium.

     o An increase in the interest rate on the Notes from 7.76% to 8.80%, effective December 1, 2006.

     o A change in the calculation of consolidated net worth and tangible net worth for purposes of financial covenant compliance, such that restructuring expenses and related costs associated with previously announced restructuring initiatives and any future restructuring initiatives involving the remaining U.S. upholstery facilities will not be counted against the Company's net worth.

     o A similar change in the calculation of net worth such that a write down or "valuation allowance" under GAAP against the Company's deferred tax assets would not be counted as a reduction of the Company's net worth for purposes of financial covenant compliance.

     o A provision providing for prepayments of the Notes (at the option of the noteholders and without prepayment penalty) to the extent that the Company's cash balances exceed $8 million at the end of each fiscal quarter.

     o    Covenants regarding the use of net proceeds from sales of assets.

     o An increase in the amount of other debt allowed to be incurred by the Company, including a provision that would allow for debt of up to $5 million in the Company's China subsidiary.

     o Other changes to financial covenants, including limits on capital expenditures and restrictions on the payment of dividends or stock repurchases.

     o Additional negative covenants to restrict certain changes in the Company's business or methods of operation and certain business transactions.

     o A decrease in the cross-default provision to cover any debt in an amount of $1 million or more.

Item 2.02 - Results of Operations and Financial Condition

On December 6, 2006, the Company issued a news release to announce its financial results for the second quarter ended October 29, 2006. The news release is attached hereto as Exhibit 99(a).

Also on December 6, 2006, the Company released a Financial Information Release containing additional financial information and disclosures about the Company's second quarter ended October 29, 2006. The Financial Information Release is attached hereto as Exhibit 99(b).

The news release and Financial Information Release contain disclosures about free cash flow, a non-GAAP performance measure, that management believes provides useful information to investors because it measures the Company's available cash flow for potential debt repayment, stock repurchases and additions to cash and cash equivalents. In addition, the news release and Financial Information Release contain proforma income statement information, which reconciles the reported and projected income statement information with proforma results, which exclude restructuring and related charges. The Company has included this proforma information in order to show operational performance excluding the effects of restructuring and related charges that are not expected to occur on a regular basis. Management believes this presentation aids in the comparison of financial results among comparable financial periods. In addition, this information is used by management to make operational decisions about the Company's business, is used in certain financial covenants in the Company's loan agreement, and is used by the Company as a financial goal for purposes of determining management incentive bonuses.

Forward Looking Information. This report and the exhibits hereto contain statements that may be deemed "forward-looking statements" within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 27A of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties. Further, forward-looking statements are intended to speak only as of the date on which they are made. Forward-looking statements are statements that include projections, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as "expect," "believe," "estimate," "plan" and "project" and their derivatives, and include but are not limited to statements about the company's future operations, production levels, sales, SG&A or other expenses, margins, gross profit, operating income, earnings or other performance measures. Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on the company's business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect the Company adversely. Changes in consumer tastes or preferences toward products not produced by the Company could erode demand for the Company's products. In addition, strengthening of the U.S. dollar against other currencies could make the Company's products less competitive on the basis of price in markets outside the United States. Also, economic and political instability in international areas could affect the company's operations or sources of goods in those areas, as well as demand for the company's products in international markets. Finally, unanticipated delays or costs in executing restructuring actions could cause the cumulative effect of restructuring actions to fail to meet the objectives set forth by management. Other factors that could affect the matters discussed in forward-looking statements are included in the company's periodic reports filed with the Securities and Exchange Commission, including the "Risk Factors"
section in the company's most recent annual report of Form 10-K filed with the Securities and Exchange Commission on July 26, 2006 for the fiscal year ended April 30, 2006.

Item 9.01 (d) -- Exhibits

99(a) News Release dated December 6, 2006

99(b) Financial Information Release dated December 6, 2006

99(c) Second Amendment to Note Purchase Agreement

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CULP, INC.
                                        (Registrant)


                                By:     /s/Franklin N. Saxon
                                        --------------------
                                        President

                                By:     Kenneth R. Bowling
                                        ------------------
                                        Vice President-Finance, Treasurer

Dated:  December 6, 2006


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